Execution Version

SECOND INCREMENTAL ASSUMPTION AGREEMENT

This SECOND INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”), dated as of August 29, 2016, by and among Ferro Corporation, an Ohio corporation (the “Company”), the lenders party hereto (the “Incremental Lenders”), PNC Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”), as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, “Agent”) and as an Issuer, and JPMorgan Chase Bank, N.A., as an Issuer.

W I T N E S S E T H:

WHEREAS, the Company, the financial institutions and other persons from time to time party thereto as lenders (the “Lenders”) and Agent, among others, are parties to that certain Credit Agreement, dated as of July 31, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.11(a) of the Credit Agreement, the Company has requested an increase in the Revolving Loan Commitment Amount in an aggregate amount of $100,000,000 (the “Revolving Commitment Increase”);

WHEREAS, each Incremental Lender has agreed to provide Incremental Revolving Commitments in the amount set forth opposite such Incremental Lender’s name on Exhibit A attached hereto, and such Incremental Revolving Commitments shall be on terms and conditions identical to the Revolving Loan Commitments made on the Closing Date (except as such terms and conditions are amended or modified by this Agreement); and

WHEREAS, Agent and the Incremental Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Agreement in accordance with Section 2.11(a), (b) and (c) of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement (as amended hereby).
2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Company, the Incremental Lenders and Agent hereby agree as follows:
a) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Revolving Loan Commitment Amount” in its entirety to read as follows:

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“Revolving Loan Commitment Amount” means, as of the Second Increased Amount Date, $400,000,000 as such amount may be (a) reduced from time to time pursuant to Section 2.2 and (b) increased from time to time pursuant to Section 2.11.

b) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term in correct alphabetical order:

“Second Increased Amount Date” shall mean August 29, 2016.

c) Schedule III of the Credit Agreement is hereby amended by amending and restating the Revolving Loan Commitments table in its entirety to read as follows:

Lender	Revolving Loan Commitments	Percentage
PNC Bank, National Association	$60,000,000	15.00%
JPMorgan Chase Bank, N.A.	$60,000,000	15.00%
Bank of America, N.A.	$48,000,000	12.00%
KeyBank National Association	$41,000,000	10.25%
Citizens Bank, N.A.	$41,000,000	10.25%
Fifth Third Bank	$41,000,000	10.25%
U.S. Bank National Association	$30,000,000	7.50%
HSBC Bank USA, National Association	$24,000,000	6.00%
The Governor and Company of the Bank of Ireland	$20,000,000	5.00%
Deutsche Bank AG New York Branch	$20,000,000	5.00%
First Commonwealth Bank	$10,000,000	2.50%
The PrivateBank and Trust Company	$5,000,000	1.25%
Total:	$400,000,000	100.00%

3. Revolving Loans.  From and after the Effective Date (as defined below), (i) the Incremental Revolving Commitments made pursuant to this Agreement shall for all purposes of the Loan Documents be deemed to be “Revolving Loan Commitments” and (ii) any loans extended utilizing the Incremental Revolving Commitments made pursuant to this Agreement shall be designated as, and for all purposes of the Loan Documents shall be deemed to be, “Revolving Loans” and “Loans”.  The Incremental Revolving Commitments (including any Revolving Loans extended utilizing the Incremental Revolving Commitments) shall have terms and provisions (and be subject to documentation) (including with respect to security interests and guarantees, but excluding upfront fees, original issue discount or similar fees) that are identical to those of the existing Revolving Loan Commitments (including any Revolving Loans extended utilizing the existing Revolving Loan Commitments) prior to giving effect to this Agreement.

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4. Joinder.   Each Incremental Lender acknowledges and agrees that, from and after the Effective Date, such Incremental Lender commits to provide its Incremental Revolving Commitment, as set forth on Exhibit A annexed hereto on the terms and subject to the conditions set forth herein, shall be a “Revolving Lender” and “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all the rights of a Lender thereunder.

5. Reallocation.  Pursuant to and in accordance with Section 2.11(c) of the Credit Agreement, on the Effective Date, each of the Revolving Lenders holding Revolving Loan Commitments immediately prior to the Revolving Commitment Increase given effect pursuant to this Agreement is hereby deemed to assign to each of the Incremental Lenders pursuant to Section 10.11 of the Credit Agreement notwithstanding that no Lender Assignment Agreement will be executed and delivered to the Agent, and each of the Incremental Lenders is hereby deemed to purchase from each of the Revolving Lenders holding Revolving Loan Commitments immediately prior to such Revolving Commitment Increase, at the principal amount thereof, such interests in the Revolving Loans outstanding on the Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans are held by the Revolving Lenders ratably in accordance with their Revolving Loan Commitments after giving effect to the addition of such Incremental Revolving Commitments to the Revolving Loan Commitments.

6. Representations and Warranties.  In order to induce the other parties hereto to enter into this Agreement in the manner provided herein, the Company (on behalf of itself and the Guarantors) represents and warrants to the other parties hereto that as of the date hereof and immediately after giving effect to this  Agreement:

a) each of the representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or in all respects if qualified by materiality or Material Adverse Effect) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if qualified by materiality or Material Adverse Effect) as of such earlier date); and

b) no Default or Event of Default has occurred and is continuing.

7. Conditions to Effectiveness.  The effectiveness of this Agreement is subject to the satisfaction of the following conditions (the time at which all such conditions are so satisfied is referred to herein as the “Effective Date”):

a) as of the date hereof and immediately after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;

b) as of the Effective Date (a) the Total Net Debt Leverage Ratio under Section 7.2.4(a) of the Credit Agreement (provided that the proceeds of the Incremental Revolving Commitments shall not be netted against Total Funding Indebtedness for purposes of the calculation relating to such incurrence) and (b) the Interest Coverage Ratio under Section

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7.2.4(b) of the Credit Agreement, in each case, shall be satisfied on a pro forma basis as of the last day of the most recently ended Reference Period, assuming the entire amount of Incremental Revolving Commitments is fully funded on the Effective Date;

c) the Agent shall have received counterparts of this Agreement duly executed by the Company, the Agents and the Incremental Lenders;
d) the Agent shall have received a legal opinion from Jones Day, counsel to the Company, addressed to the Agent and the Lenders in form and substance reasonably satisfactory to the Agent;

e) as of the date hereof and immediately after giving effect to the Agreement, the representations and warranties set forth in this Agreement shall be true and correct in all material respects (or in all respects if qualified by materiality or Material Adverse Effect) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if qualified by materiality or Material Adverse Effect) as of such earlier date);

f) the Agent shall have received a certificate executed and delivered by an Authorized Officer of the Company, certifying that as of the Effective Date, the Company is in compliance with the conditions precedent set forth in Section 7(a), (b), and (e) of this Agreement;

g) the Company shall have paid to the Agent (i) all applicable fees and other amounts due and payable on or prior to the Effective Date and (ii) all costs and expenses due and payable under Section 12 of this Agreement to the extent invoiced at least one Business Day prior to the Effective Date;

h) the Agent shall have received from the Company (i) a copy of good standing certificate from the Secretary of State of the State of Ohio and (ii) a certificate, dated as of the Effective Date duly executed and delivered by the Secretary or Assistant Secretary of the Company as applicable as to:

1.	resolutions of the Company’s board of directors authorizing the transactions hereunder and the execution, delivery and performance of this Agreement;
2.	the incumbency and signatures of those of its officers authorized to act with respect to this Agreement; and
3.	the full force and validity of each Organic Document of the Company (and copies of all amendments thereof, if any, since the Closing Date);

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i) the Agent shall have received, for the benefit of each Incremental Lender that has requested a Note, such Incremental Lender’s Note duly executed and delivered by an Authorized Officer of the Company;

j) the Agent shall have received a solvency certificate, dated as of the Effective Date and duly executed and delivered by the chief financial officer of the Company, in form and substance reasonably satisfactory to the Administrative Agent, certifying that the Company and its Subsidiaries, on a consolidated basis after giving effect to the Transactions, are Solvent; and

k) the Agent shall have received a duly executed reaffirmation agreement dated as of the date hereof (the “Reaffirmation Agreement”) by and among the Subsidiary Guarantors and Agent.
8.	Acknowledgement.

a) The Company hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations and Secured Obligations (as defined in the Pledge and Security Agreement or any other Loan Document) under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

b) The Company acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity) and shall not be impaired or limited by the execution or effectiveness of this Agreement.

c) The parties hereto agree and acknowledge that, for all purposes under the Credit Agreement and the other Loan Documents, this Agreement constitutes an Incremental Assumption Agreement contemplated by Section 2.11(b) of the Credit Agreement.

9.	GOVERNING LAW AND WAIVER OF JURY TRIAL.

a) This agreement AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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b) THE PROVISIONS OF SECTIONS 10.9 AND 10.14 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AND MADE A PART HEREOF.

10. Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic imaging transmission (i.e., a “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart of this Agreement.

11.	Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents.

a) On and after the Effective Date, (x) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Agreement.

b) Except as specifically amended by this Agreement, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

c) The execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

d) The Company hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Security Documents and any other Loan Documents and (ii) that each of the Security Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Agreement.  Without limiting the generality of the foregoing, the Company further agrees (A) that any reference to “Obligations” contained in any Security Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Agreement) and (B) that the related grants of security contained in such Security Documents shall include and extend to such Obligations. This Agreement shall not constitute a modification of the Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with Agent or any Lender at variance with the Credit Agreement such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Agreement contains the entire agreement among the Company, the Agents and the Incremental Lenders contemplated by this Agreement. As of the date hereof, the Company does not have any knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. Agent and Lenders reserve all rights, privileges and

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remedies under the Loan Documents. Nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

12.

Expenses. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, all reasonable and documented attorney costs of one counsel.

13.

Severability.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

14.

Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

15.	Conflicts. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or any of the other Loan Documents, the terms of this Agreement shall govern.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

FERRO CORPORATION,

as Borrower

By:  /s/ John T. Bingle

Name:  John T. Bingle

Title:    Treasurer

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent, Collateral Agent and Issuer

By:  /s/ John W. Thompson
Name: John W. Thompson
Title:   Senior Vice President

JPMORGAN CHASE BANK, N.A.

as Issuer

By:  /s/ Richard Barritt
Name: Richard Barritt
Title:   Vice President

BANK OF AMERICA, N.A.,

as an Incremental Lender

By:  /s/ Sara Just

Name: Sara Just

Title:   Vice President

KEYBANK, NATIONAL ASSOCIATION,

as an Incremental Lender

By:  /s/ Brian P. Fox

Name: Brian P. Fox

Title:   Senior Vice President

Citizens Bank, NA,

as an Incremental Lender

By:  /s/ Jonathan Gleit

Name: Jonathan Gleit

Title:   SVP

Fifth Third Bank,

as an Incremental Lender

By:  /s/ Rachel Hermanson

Name: Rachel Hermanson

Title:   AVP

U.S. BANK, NATIONAL ASSOCIATION,

as an Incremental Lender

By:  /s/ Mark Irey

Name: Mark Irey

Title:   Vice President

HSBC Bank USA, National Association,

as an Incremental Lender

By:  /s/ David A. Mandell

Name: David A. Mandell

Title:   Managing Director

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,

as an Incremental Lender

By:  /s/ Philip Greene

Name: Philip Greene

Title:   Senior Manager

By:  /s/ Conor Rice

Name: Conor Rice

Title:   Deputy Manager

DEUTSCHE BANK AG NEW YORK BRANCH,

as an Incremental Lender

By:  /s/ Kelvin Ji

Name: Kelvin Ji

Title:   Director

By:  /s/ Philip Saliba

Name: Philip Saliba

Title:   Director

FIRST COMMONWEALTH BANK,

as an Incremental Lender

By:  /s/ Stephen J. Orban

Name: Stephen J. Orban

Title:   Senior Vice President

Exhibit A

Lender	Incremental Revolving Commitment
PNC Bank, National Association	$13,500,000
JPMorgan Chase Bank, N.A.	$13,500,000
Bank of America, N.A.	$12,000,000
KeyBank National Association	$10,000,000
Citizens Bank, N.A.	$10,000,000
Fifth Third Bank	$10,000,000
U.S. Bank National Association	$7,500,000
HSBC Bank USA, National Association	$6,000,000
The Governor and Company of the Bank of Ireland	$5,000,000
Deutsche Bank AG New York Branch	$10,000,000
First Commonwealth Bank	$2,500,000
Total:	$100,000,000

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